Exhibit 99.2

1 United Stationers Inc. Earnings Presentation Second Quarter 2009

2 Forward Looking Statements and Non-GAAP Measures This presentation contains forward-looking statements, including references to goals, plans, strategies, objectives, anticipated future performance, results or events and other statements that are not strictly historical in nature. These statements are based on management’s current expectations, forecasts and assumptions. This means they involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied here. These risks and uncertainties include, but are not limited to, the following: United’s ability to manage its operations and respond effectively to prevailing economic conditions and changes affecting the business products industry and the general economy; United’s success in implementing general cost-reduction and margin-enhancement initiatives; United’s reliance on key customers, and the business, credit and other risks inherent in continuing or increased customer concentration; the availability of financing sources to meet United’s business needs; United’s reliance on key suppliers and the supplier allowances and promotional incentives they provide; United’s reliance on independent dealers for a significant percentage of its net sales and therefore the importance of the continued independence, viability and success of these dealers; continuing or increasing competitive activity and pricing pressures within existing or expanded product categories, including competition from product manufacturers who sell directly to United’s customers; the impact of a loss of, or substantial decrease in, the availability of products or service from key suppliers at competitive prices; the impact of variability in customer and end-user demand on United’s product offerings and sales mix and, in turn, on customer rebates payable and supplier allowances earned by United, as well as the cost of liquidating excess or obsolete inventory at a loss; United’s ability to maintain its existing information technology systems and to successfully procure and implement new systems without business disruption or other unanticipated difficulties or costs; United’s ability to effectively identify, consummate and integrate acquisitions; United’s reliance on key management personnel, both in day-to-day operations and in execution of new business initiatives; and the effects of hurricanes, acts of terrorism and other natural or man-made disruptions. Shareholders, potential investors and other readers are urged to consider these risks and uncertainties in evaluating forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking information in this presentation is given as of this date only, and the Company undertakes no responsibility to update or revise it. For additional information about risks and uncertainties that could materially affect United’s results, please see the company’s Securities and Exchange Commission filings. It is not possible to anticipate or foresee all risks and uncertainties, and investors should not consider any list of risks and uncertainties to be an exhaustive or complete list. * This is non-GAAP information. A reconciliation of these items to the most comparable GAAP measures is presented on the company’s Website (www.unitedstationers.com) under the Investor Information section. Except as noted, all references to financial results within this presentation are presented in accordance with U.S. Generally Accepted Accounting Principles.

3 Q2 2009 Headlines Sales decreased 7.4% to $1.16 billion. Adjusted earnings per diluted share were $0.88, down 8% from adjusted Q2 2008 EPS of $0.96*. Gross Margin rate of 14.1% declined 44 basis points (bps) compared with last year. Operating expenses in Q2 2009 were $122.2 million down 11%* from adjusted expenses of $136.8 million* in the prior-year quarter, and were 10.5% of sales versus 10.9%* in the prior-year quarter. Operating income was 3.6% compared to an adjusted 3.6%* in Q2 2008. Net income declined 1% from $21.5 million in Q2 2008 to $21.2 million in Q2 2009 and benefited from lower interest costs of $1.5 million. Net cash provided by operating activities, adjusted to exclude the impact of accounts receivable sold, was $127.2 million* compared to $15.8 million* in the 2008 quarter. Adjusted debt, including securitization financing, was down $245 million* during the past twelve months to $471.8 million.

4 Second Quarter 2009 P&L % to sales change $ % to Sales $ % to Sales $ change % change Fav (Unfav) $ Millions (except EPS) Q2 2009 Q2 2009 Q2 2008 Q2 2008 Fav (Unfav) Fav (Unfav) basis points Net Sales 1,159.2 1,251.3 (92.1) (7.4%) Gross Margin 163.4 14.10% 182.0 14.54% (18.6) (10.2%) (44) Operating Expense 122.2 10.54% 138.8 11.09% 16.6 12.0% 55 Operating Income 41.2 3.56% 43.2 3.45% (2.0) (4.6%) 11 Interest & Other 6.9 0.60% 8.4 0.67% 1.5 17.9% 7 Taxes 13.1 1.13% 13.3 1.06% 0.2 1.0% (7) Net Income 21.2 1.83% 21.5 1.72% (0.4) (1.7%) 11 Diluted Shares (000s) 23,952 23,659 Diluted EPS 0.88 $ 0.91 $ (0.03) $ (3%) Effective Tax Rate 38.3% 38.3% Adjusted to exclude gain on sale of building and asset impairment charge * Adjusted Operating Income 41.2 3.56% 45.2 3.61% (4.0) (8.8%) (5) Adjusted Net Income 21.2 1.83% 22.7 1.81% (1.5) (6.6%) 2 Adjusted Diluted EPS 0.88 $ 0.96 $ (0.08) $ (7.9%)

5 Year-to-Date 2009 P&L % to sales change $ % to Sales $ % to Sales $ change % change Fav (Unfav) $ Millions (except EPS) YTD Q2 2009 YTD Q2 2009 YTD Q2 2008 YTD Q2 2008 Fav (Unfav) Fav (Unfav) basis points Net Sales 2,280.5 2,503.8 (223.3) (8.9%) Workday Adjusted Sales Growth (8.2%) Gross Margin 327.7 14.37% 366.3 14.63% (38.6) (10.4%) (26) Operating Expense 254.2 11.15% 278.7 11.13% 24.5 8.8% (2) Severance Costs 3.4 0.15% 0.0 0.00% (3.4) 100.0% (15) Operating Income 70.1 3.07% 87.6 3.50% (17.5) (20.0%) (43) Interest & Other 14.3 0.63% 17.9 0.72% 3.6 20.1% 9 Taxes 21.1 0.92% 26.9 1.07% 5.8 21.7% 15 Net Income 34.7 1.52% 42.8 1.71% (8.1) (18.9%) (19) Diluted Shares (000s) 23,839 23,968 Diluted EPS 1.45 $ 1.79 $ (0.34) $ (19.0%) Effective Tax Rate 37.8% 38.6% Adjusted to exclude severance costs, gain on sale of building and asset impairment charge * Adjusted Operating Income 73.5 3.22% 89.6 3.58% (16.1) (18.0%) (36) Adjusted Net Income 36.8 1.61% 44.0 1.76% (7.2) (16.4%) (15) Adjusted Diluted EPS 1.54 $ 1.84 $ (0.30) $ (16.3%)

Sales by Product Category – Q2 2009



Q2 2009
Technology
36%
Office Products
27%
Janitorial/
Breakroom
25%
Furniture
7%
Industrial
5%

Category	Sales growth (decline) from Q2 2008
Technology	(6%)
Office Products	(6%)
Janitorial/ Breakroom	6%
Furniture	(33%)
Industrial	(27%)

- Technology sales declined in printers, computer accessories and visual communication products. The rate of declining sales improved from the Q1 2009 rate.
- Traditional office products reflect declines in more durable products while cut-sheet paper sales showed improved growth over Q1 2009.
- Janitorial/Breakroom improved over Q1 2009 with an increasing share of national accounts and sales related to the H1N1 flu scare.
- Furniture sales reflect depressed market conditions with a decline similar to Q1 2009.
- Industrial sales reflect a sharp decline in U.S. manufacturing, pipeline, and commercial construction activity combined with de-stocking in the distributor channel.

July 31, 2009 6

7 Sales by Channel – Q2 2009 Independent/Other channel sales decline was similar to Q1 2009 rate. Includes continued strong double-digit growth in new channels. National accounts sales improved from Q1 2009 rate, reflecting growth initiatives and share gains. Sales growth (decline) from Channel Q2 2008 Independent & Other (8%) Nationals (2%) Q2 2009 Nationals 17% Independent & Other 83%

8 Gross Margin Q2 2009 margin rate was below Q2 2008 as a result of continued pressure from a lower margin product mix and lower supplier allowances resulting from inventory reductions. Freight savings due to lower fuel costs and WOW2 initiatives provided a partial offset. dollars in millions $- $25.0 $50.0 $75.0 $100.0 $125.0 $150.0 $175.0 $200.0 10.0% 12.5% 15.0% 17.5% 20.0% Dollars $184.3 $182.0 $197.9 $176.5 $164.3 $163.4 Rate 14.7% 14.5% 14.8% 15.4% 14.7% 14.1% Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09

9 Operating Expense* Operating expense dollars were down 11%* versus last year reflecting proactive cost reduction actions, partially offset by higher bad debt provisions of $1 million or 11 bps compared to Q2 2008. Benefits seen from cost reduction actions initiated earlier in the year targeting labor costs, discretionary spending, and variable costs. dollars in millions $- $25.0 $50.0 $75.0 $100.0 $125.0 $150.0 7.5% 10.0% 12.5% 15.0% Dollars $139.9 $136.8 $141.2 $133.5 $132.0 $122.2 Rate 11.2% 10.9% 10.6% 11.7% 11.8% 10.5% Q1 08 Q2 08 * Q3 08 * Q4 08 Q1 09 * Q2 09

10 Operating Income* dollars in millions $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% Dollars $44.4 $45.2 $56.7 $43.0 $32.3 $41.2 Rate 3.5% 3.6% 4.2% 3.7% 2.9% 3.6% Q1 08 Q2 08 * Q3 08 * Q4 08 Q1 09 * Q2 09

11 Earnings per Share* shares in millions $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 EPS $0.88 $0.96 $1.26 $0.95 $0.66 $0.88 Diluted Shares 24.3 23.7 23.7 23.7 23.8 24.0 Q1 08 Q2 08 * Q3 08 * Q4 08 Q1 09 * Q2 09

12 Working Capital Summary Receivables – excluding the effects of securitization – were down 14% from a year ago. Inventories were down 19% versus the prior year and 24% lower than 2008 year-end. Payables leverage was significantly up from depressed levels at year end and above normal positions of 60% – 65% of inventory. $ Millions 3/31/2008 * 6/30/2008 * 9/30/2008 * 12/31/2008 * 3/31/2009 * 6/30/2009 Accounts Receivable, adjusted * 616.1 690.4 753.3 633.2 573.4 595.6 Inventories 640.4 643.3 691.3 680.5 572.2 519.0 Accounts Payable 366.9 436.9 503.5 341.1 318.9 374.0 Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Trade A/R Days Sales Outstanding 40 42 43 43 43 42 Inventory Turns 6.3 6.7 6.8 5.6 6.1 7.3 A/P as % Inventory 57% 68% 73% 50% 56% 72%

13 Cash Flows Managing inventory down as sales declined in 2009, coupled with improvement in payables leverage, drove $266 million* in adjusted operating cash flow YTD 2009. QTD QTD QTD QTD QTD QTD $ Millions Q1 08 * Q2 08 * Q3 08 * Q4 08 * Q1 09 * Q2 09 Net Income 21.3 21.5 33.1 22.5 13.5 21.2 Depreciation & Amortization 11.2 11.3 10.5 10.5 10.6 10.2 Share-based compensation 2.3 2.1 2.3 2.3 2.9 3.0 Change in Accounts Receivable * 48.1 (74.1) (53.9) 119.1 59.4 (21.8) Change in Inventory 74.8 (2.6) (42.9) 10.2 108.1 53.6 Change in Accounts Payable (81.7) 70.3 66.4 (163.0) (22.3) 55.4 Change in Other Working Capital (33.3) 0.8 22.8 0.6 (30.0) 6.9 Change in Working Capital 7.9 (5.6) (7.6) (33.1) 115.2 94.1 Other 2.5 (13.5) (7.9) 2.1 (3.4) (1.3) Adjusted cash provided by operating activities * 45.2 15.8 30.4 4.3 138.8 127.2 Capital Expenditures (8.0) (11.8) (6.0) (5.9) (2.0) (2.8) Proceeds from disposition of fixed assets - 9.7 8.5 - - 0.1 Net cash (used for) provided by capital expenditures * (8.0) (2.1) 2.5 (5.9) (2.0) (2.7) Free Cash Flow * 37.2 13.7 32.9 (1.6) 136.8 124.5

14 Debt and Capitalization Operating cash flow generated in 2009 has been used for debt reduction. Total adjusted debt down $245 million* during the past 12 months. $ Millions 3/31/2008 * 6/30/2008 * 9/30/2008 * 12/31/2008 * 3/31/2009 * 6/30/2009 Debt 541.9 466.8 491.8 663.1 552.5 471.8 Accounts receivable sold * 185.0 250.0 222.0 23.0 - - Total Adjusted Debt * 726.9 716.8 713.8 686.1 552.5 471.8 Equity 523.3 558.0 591.2 565.6 589.5 619.9 Total capitalization * 1,250.2 1,274.8 1,305.0 1,251.7 1,142.0 1,091.7 Adjusted debt-to-total capitalization * 58.1% 56.2% 54.7% 54.8% 48.4% 43.2% During the first quarter of 2009, the company entered into a new accounts receivable securitization program that was structured to maintain accounts receivable on its balance sheet. In contrast, the previous securitization facility was structured for off-balance sheet treatment.